EXHIBIT-99.906CERT

EXHIBIT 12 (b)

RULE 30a-2(b) CERTIFICATION

In connection with the report of Cohen & Steers Dividend Value Fund, Inc. (the “Company”) on Form N-CSR as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Adam M. Derechin, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Adam M. Derechin
Adam M. Derechin
Chief Executive Officer
Date: October 28, 2008

EXHIBIT 12 (b)

RULE 30a-2(b) CERTIFICATION

In connection with the report of Cohen & Steers Dividend Value Fund, Inc. (the “Company”) on Form N-CSR as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James Giallanza, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James Giallanza
James Giallanza
Chief Financial Officer
Date: October 28, 2008